United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                        August 14, 2002
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	13-2637623 (I.R.S. Employer Identification Number)

511 Fifth Avenue
                     New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Item 9.      Regulation FD Disclosure.

                  On August 14, 2002, Overseas Shipholding Group, Inc. ("OSG") filed with the Securities and Exchange Commission (the "SEC") by means of the Electronic Data Gathering, Analysis and Retrieval System the Form 10-Q of OSG for the period ended June 30, 2002 and filed with the Secretary of the SEC solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act a certification with respect to such Form 10-Q. A copy of the certification is attached as Exhibit 99.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: August 14, 2002	By: s/ROBERT N. COWEN
Name: Robert N. Cowen
Title: Senior Vice President, Chief Operating Officer and Secretary